EATON VANCE TAX-ADVANTAGED BOND STRATEGIES FUND Supplement to Prospectus dated March 27, 2009

1. The name of the Fund will change to “Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund” effective the date of this supplement.

2. The following replaces the first paragraph of “Investment Objective and Principal Strategies” under “Fund Summary”:

The Fund’s investment objective is after-tax total return. Under normal market circumstances, the Fund invests at least 80% of its net assets in a diversified portfolio of municipal obligations that are exempt from regular federal income tax (“Municipal Securities”), direct obligations of the U.S. Treasury (“Treasury Securities”) and/or obligations of U.S. Government agencies, instrumentalities and government-sponsored enterprises (“Agency Securities”). The Fund may also invest in municipal obligations that are not exempt from regular federal income tax (“Taxable Municipal Securities”). Taxable Municipal Securities include obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”) or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support (any bonds so issued are considered “Build America Bonds”). When investing in Build America Bonds the Fund expects to invest in direct pay Build America Bonds and “principal only” strips of tax credit Build America Bonds. The Fund normally invests in Municipal Securities and Taxable Municipal Securities rated in the two highest rating categories (those rated AA or Aa or higher) at the time of purchase, but may also invest up to 30% of its net assets in Municipal Securities or Taxable Municipal Securities rated A at the time of purchase. The Fund currently targets an average portfolio duration of approximately 2-4.5 years. and an average weighted maturity of approximately 3-6 years. The Fund may invest in securities of any maturity or duration, and may in the future alter its maturity and duration target range.

3. The following replaces the second, third and fourth paragraphs under “Investment Objective & Principal Policies and Risks”:

The Fund normally invests in Municipal Securities and Taxable Municipal Securities rated in the two highest rating categories at the time of purchase (which are those rated AA or higher by Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”) or Aa or higher by Moody’s Investors service, Inc. (“Moody’s”)) or, if unrated, determined by the investment adviser to be of comparable quality. The Fund may also invest up to 30% of its net assets in Municipal Securities or Taxable Municipal Securities rated A at the time of purchase by S&P, Fitch or Moody’s or, if unrated, determined by the investment adviser to be of comparable quality. The Fund may continue to hold securities that are downgraded (including to below investment grade credit quality "junk bonds" ) the investment adviser believes it would be advantageous to do so. The Fund will not invest in a Municipal Security the interest on which the Fund’s investment adviser believes is subject to the federal alternative minimum tax.

The Fund currently targets an average portfolio duration of approximately 2-4.5 years and an average weighted maturity of approximately 3 - 6 years. The Fund may invest in securities of any maturity or duration, and may in the future alter its maturity or duration target range. Duration measures the time-weighted expected cash flows of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates. Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. A mutual fund with a longer dollar-weighted average duration can be expected to be more sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration. Duration differs from maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures. As the value of a security changes over time, so will its duration.

In implementing the Fund’s investment strategy, the portfolio manager will identify certain benchmark ratios that the manager believes represent efficient pricing of Municipal Securities in relation to Taxable Municipal Securities, Treasury and Agency Securities with similar durations. Such ratios are primarily a function of the respective yields of Municipal, Taxable Municipal, Treasury and Agency Securities. When the prices of Municipal Securities deviate from such benchmark ratios, the portfolio manager may deem such securities to be overvalued or undervalued in relation to Taxable Municipal, Treasury and Agency Securities, depending on the nature of the price deviation, and may adjust the Fund’s asset mix among Municipal, Taxable Municipal, Treasury and Agency Securities as deemed consistent with the Fund’s investment objective. The Fund’s Municipal/Taxable Municipal/Treasury/Agency cross-over strategy is primarily quantitatively driven and generally will be implemented when pricing ratios so dictate, subject to market conditions and the ability to execute transactions in sufficient volume and at desired prices. Execution of the cross-over strategy may be affected if it is anticipated that there will be changes in tax rates or regulations governing Municipals Securities such that a change in relative yield relationships is likely, thereby causing a change in benchmark trading ratios. Allocation decisions will generally be influenced by a tax requirement that at least 50% of the Fund’s total assets be invested in Municipal Securities as of the end of each fiscal quarter in order to pass tax-exempt income to Fund shareholders. The portfolio manager generally will seek to enhance after-tax total return by actively engaging in relative value trading within the portfolio to take advantage of price appreciation opportunities in the markets for Municipal, Taxable Municipal, Treasury and Agency Securities.

4. The following is added as a new sixth, seventh and eighth paragraph under “Investment Objective & Principal Policies and Risks”:

Build America Bonds are taxable municipal obligations issued pursuant to the Act or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support. Enacted in February 2009, the Act authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive reimbursement from the U.S. Treasury with respect to its interest payments on the bonds (“direct pay” Build America Bonds) or (ii) provide tax credits to investors in the bonds (“tax credit” Build America Bonds). Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal income tax and may be subject to state income tax. Under the terms of the Act, issuers of direct pay Build America Bonds are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid. Holders of tax credit Build America Bonds can receive a federal tax credit currently equal to 35% of the coupon interest received. The Fund may invest in “principal only” strips of tax credit Build America Bonds, which entitle the holder to receive par value of such bonds if held to maturity. The Fund does not expect to receive (or pass through to shareholders) tax credits as a result of its investments. The federal interest subsidy or tax credit continues for the life of the bonds.

Build America Bonds offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets has been through issuance of tax-free municipal bonds. Build America Bonds can appeal to a broader array of investors than the high income U.S. taxpayers that have traditionally provided the market for municipal bonds. Build America Bonds may provide a lower net cost of funds to issuers. Since enactment of the Act, approximately $70 billion in Build America Bonds have been issued by municipalities. Pursuant to the Act, the issuance of Build America Bonds will be discontinued on December 31, 2010. If the provisions of the Act relating to Build America Bonds are not extended beyond December 31, 2010, availability of such bonds may thereafter be limited, which may affect the market for the bonds and/or their liquidity.

Principal only investments entitle the holder to receive par value of such bonds if held to maturity. The values of principal only strips are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. The Fund will accrue income on these investments and is required to distribute that income each year. The Fund may be required to sell securities to obtain cash needed for such income distributions.

5. The following replaces the second paragraph under “Tax Information”:

The Fund may invest a substantial portion of its assets in securities that generate income that is not exempt from federal income tax. Income generated from Taxable Municipal Securities is subject to federal income tax and may be subject to state income tax. Income generated from Treasury Securities is exempt from state and local income taxes but is subject to federal income tax. Income generated from Agency Securities is generally subject to federal income tax, as well as state and local income taxes where applicable. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. Distributions of any taxable income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term capital gains. Distributions of interest on certain municipal obligations are a tax preference item under the AMT provisions applicable to individuals and corporations, and all tax-exempt distributions may affect a corporation’s AMT liability. The Fund’s distributions will be treated as described above for federal income tax purposes whether they are paid in cash or reinvested in additional shares. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

February 1, 2010	TABTATLPS

EATON VANCE TAX-ADVANTAGED BOND STRATEGIES FUND Supplement to Statement of Additional Information dated March 27, 2009

1. The name of the Fund will change to “Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund” effective the date of this supplement.

2. The following replaces "Duration" under "Strategies and Risks":

Duration. Duration represents the dollar weighted average maturity of expected cash flows (i.e., interest and principal payments) on one or more debt obligations, discounted to their present values. The duration of an obligation is usually not more than its stated maturity and is related to the degree of volatility in the market value of the obligation. Maturity measures only the time until a bond or other debt security provides its final payment; it does not take into account the pattern of a security’s payments over time. Duration takes both interest and principal payments into account and, thus, in the investment adviser’s opinion, is a more accurate measure of a municipal obligation’s sensitivity to changes in interest rates. In computing the duration of its portfolio, the Fund will have to estimate the duration of debt obligations that are subject to prepayment or redemption by the issuer, based on projected cash flows from such obligations.

February 1, 2010